UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2010

Torvec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Torvec Inc. held its annual shareholders meeting on January 28, 2010. At this meeting the nominees presented to the shareholders as directors were approved, with the votes as follows:

Gary A. Siconolfi received 18,400,816, with 1,064,473 withheld.

James Y. Gleasman received 17,941,754 with 1,523,535 withheld.

Keith E. Gleasman received 18,258,946 with 1,206,343 withheld.

Herbert H. Dobbs received 18,341,133 with 1,124,156 withheld.

Daniel R. Bickel received 18,262,273 with 1,203,016 withheld.

Asher J. Flaum received 18,372.768 with 1,092,521 withheld.

Joseph B. Rizzo received 18,372,373 with 1,092,916 withheld.

William W. Destler received 18,483,783 with 981,506 withheld.

The number of "broker non-votes" was 11,446,978.

At the same meeting the audit committee’s appointment of Eisner LLP, as the company’s independent registered public accounting firm for the company’s fiscal year ended December 31, 2009 was ratified, with the votes as follows:

Eisner received 29,139,372 with 1,481,916 against and 290,979 abstaining.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec Inc.

February 1, 2010	By:	James Y. Gleasman

Name: James Y. Gleasman
Title: CEO